INFLATION STRATEGIES -- (CLASS 1 AND CLASS 2 SHARES)

PROSPECTUS  |  MARCH 1, 2011

The AllianceBernstein Inflation Strategies
(Shares Offered--Exchange Ticker Symbol)

 AllianceBernstein Bond Inflation Strategy
 (Class 1-ABNOX; Class 2-ABNTX)

 AllianceBernstein Municipal Bond Inflation Strategy
 (Class 1-AUNOX; Class 2-AUNTX)

 AllianceBernstein Real Asset Strategy
 (Class 1-AMTOX)



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                     [LOGO]
                                       AB
                                   BERNSTEIN
                            Global Wealth Management
                        A unit of AllianceBernstein L.P.

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                    Page

SUMMARY INFORMATION................................................   4

  ALLIANCEBERNSTEIN BOND INFLATION STRATEGY........................   4

  ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY..............   7

  ALLIANCEBERNSTEIN REAL ASSET STRATEGY............................  10

ADDITIONAL INFORMATION ABOUT THE STRATEGIES' RISKS AND INVESTMENTS.  15

INVESTING IN THE STRATEGIES........................................  26

  How to Buy Shares................................................  26
  How to Exchange Shares...........................................  27
  How to Sell or Redeem Shares.....................................  27
  Frequent Purchases and Redemptions of Strategy Shares............  28
  How the Strategies Value Their Shares............................  29

MANAGEMENT OF THE STRATEGIES.......................................  30

DIVIDENDS, DISTRIBUTIONS AND TAXES.................................  32

GENERAL INFORMATION................................................  34

FINANCIAL HIGHLIGHTS...............................................  35

APPENDIX A--BOND RATINGS........................................... A-1

APPENDIX B--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION........ B-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Strategy's investment objective is to maximize real return without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE STRATEGY
This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS 1 CLASS 2
                                                                                SHARES  SHARES
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None    None
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None    None
-----------------------------------------------------------------------------------------------
Exchange Fee                                                                     None    None

ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                         CLASS 1 CLASS 2
--------------------------------------------------------
Management Fees                             .50%    .50%
Distribution and/or Service (12b-1) Fees    .10%    None
Other Expenses:
 Transfer Agent                             .13%    .03%
 Interest Expense                           .03%    .04%
 Other Expenses                            4.53%   4.61%
                                         ------- -------
Total Other Expenses                       4.69%   4.68%
                                         ------- -------
Total Annual Strategy Operating
Expenses Including Interest Expense
Before Waiver                              5.29%   5.18%
                                         ======= =======
Fee Waiver and/or Expense
Reimbursement(a)                         (4.71)% (4.69)%
                                         ------- -------
Total Annual Strategy Operating
Expenses Including Interest Expense
After Fee Waiver and/or Expense
Reimbursement                              0.58%   0.49%
                                         ======= =======
--------------------------------------------------------

(a)The Adviser has agreed to waive its management fees and/or to bear expenses of the Strategy through March 1, 2012 to the extent necessary to prevent total Strategy operating expenses, on an annualized basis, from exceeding the net expenses reflected in this table. Fees waived and expenses borne by the Adviser are subject to reimbursement until January 26, 2013. No reimbursement payment will be made that would cause the Strategy's total annualized operating expenses to exceed the fee percentages reflected in the table. The fee waiver and/or expense reimbursement will remain in effect until March 1, 2012 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Strategy's fiscal year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS 1 CLASS 2
-------------------------------
After 1 Year    $   59  $   50
After 3 Years   $1,161  $1,131
After 5 Years   $2,256  $2,208
After 10 Years  $4,966  $4,883
-------------------------------

PORTFOLIO TURNOVER
The Strategy will pay transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Strategy seeks real return. Real return is the rate of return after adjusting for inflation.

The Strategy pursues its objective by investing principally in Treasury Inflation-Protected Securities ("TIPS") directly or by gaining indirect exposure to TIPS through derivatives transactions such as total return swaps linked to TIPS. In deciding whether to take direct or indirect exposure, the Adviser will consider the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Strategy may also invest in other fixed-income investments such as U.S. and non-U.S. government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities. Under normal circumstances, the Strategy invests at least 80% of its net assets in fixed-income securities. While the Strategy expects to invest principally in investment grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national ratings agency (or deemed by the Adviser to be of comparable credit quality), which are not investment grade ("junk bonds").

Inflation-protected securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them are adjusted to reflect official inflation measures. The inflation measure for TIPS is the Consumer Price Index for Urban Consumers. The Strategy may also invest in other inflation-indexed securities, issued by both U.S. and non-U.S. issuers, and in derivative instruments linked to these securities.

The Strategy may invest to the extent permitted by applicable law in derivatives, such as options, futures, forwards, or swap agreements. The Strategy intends to use leverage for investment purposes. To do this, the Strategy expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed-income securities in accordance with the Strategy's investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of reverse repurchase agreements, swap agreements and other derivatives in making its assessments of the Strategy's risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Strategy. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Strategy's other holdings.

The Strategy may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating rate instruments, and preferred stock, and may use other investment techniques. The Strategy may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser's opinion, the investment is appropriate under the circumstances.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Strategy's assets will fluctuate as the bond market fluctuates. The value of the Strategy's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy's assets can decline as can the value of the Strategy's distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Strategy invests principally in inflation-protected securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.

.. LEVERAGE RISK: To the extent the Strategy uses leveraging techniques, its net asset value ("NAV") may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy's investments.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

.. MANAGEMENT RISK: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Strategy.

PERFORMANCE INFORMATION
No performance information is available for the Strategy because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Paul J. DeNoon         Since 2010      Senior Vice President of the Adviser

Rajen B. Jadav         Since 2010      Vice President of the Adviser

Shawn E. Keegan        Since 2010      Vice President of the Adviser

Douglas J. Peebles     Since 2010      Senior Vice President of the Adviser

Greg J. Wilensky       Since 2010      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 14 in this Prospectus.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
The Strategy's investment objective is to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal.

FEES AND EXPENSES OF THE STRATEGY
This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS 1 CLASS 2
                                                                                SHARES  SHARES
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None    None
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None    None
-----------------------------------------------------------------------------------------------
Exchange Fee                                                                     None    None

ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                        CLASS 1 CLASS 2
-------------------------------------------------------------------------------------------------------
Management Fees                                                                            .50%    .50%
Distribution and/or Service (12b-1) Fees                                                   .10%    None
Other Expenses:
  Transfer Agent                                                                           .03%    .03%
  Other Expenses                                                                          2.07%   2.08%
                                                                                        ------- -------
Total Other Expenses                                                                      2.10%   2.11%
                                                                                        ------- -------
Total Annual Strategy Operating Expenses                                                  2.70%   2.61%
                                                                                        ======= =======
Fee Waiver and/or Expense Reimbursement(a)                                              (2.10)% (2.11)%
                                                                                        ------- -------
Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement     .60%    .50%
                                                                                        ======= =======
-------------------------------------------------------------------------------------------------------

(a)The Adviser has agreed to waive its management fees and/or to bear expenses of the Strategy through March 1, 2012 to the extent necessary to prevent total Strategy operating expenses, on an annualized basis, from exceeding the net expenses reflected in this table. Fees waived and expenses borne by the Adviser are subject to reimbursement until January 26, 2013. No reimbursement payment will be made that would cause the Strategy's total annualized operating expenses to exceed the fee percentages reflected in the table. The fee waiver and/or expense reimbursement will remain in effect and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Strategy's fiscal year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS 1 CLASS 2
-------------------------------
After 1 Year    $   61  $   51
After 3 Years   $  638  $  610
After 5 Years   $1,242  $1,195
After 10 Years  $2,877  $2,786
-------------------------------

PORTFOLIO TURNOVER
The Strategy will pay transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate was 1% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Strategy seeks real after-tax return for investors subject to federal income taxes. Real return is the rate of return after adjusting for inflation. The Strategy pursues its objective by investing principally in high-quality, predominantly investment grade, municipal securities that pay interest exempt from federal taxation. As a fundamental policy, the Strategy will invest at least 80% of its net assets in municipal securities. These securities may be subject to the federal alternative minimum tax ("AMT") for some taxpayers.

The Strategy will invest at least 80% of its total assets in fixed-income securities rated A or better or the equivalent by one or more national rating agencies or deemed to be of comparable credit quality by the Adviser. In deciding whether to take direct or indirect exposure, the Strategy may invest up to 20% of its total assets in fixed-income securities rated BB or B or the equivalent by one or more national rating agencies (or deemed to be of comparable credit quality by the Adviser), which are not investment grade ("junk bonds"). If the rating of a fixed-income security falls below investment grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser's opinion, the investment is appropriate under the circumstances.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Strategy. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Strategy's other holdings. The Strategy may invest in fixed-income securities with any maturity and duration.

To provide inflation protection, the Strategy will typically enter into inflation swap agreements. The Strategy may use other inflation-protected instruments. Payments to the Strategy pursuant to swap agreements will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal income taxation. It is expected that the Strategy's primary use of derivatives will be for the purpose of inflation protection.

The Strategy may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities;

..  certain types of mortgage related securities; and

..  derivatives, such as options, futures, forwards and swaps.

The Strategy may utilize leverage for investment purposes through the use of tender option bond ("TOB") transactions. The Adviser will consider the impact of TOBs, swap agreements and other derivatives in making its assessments of the Strategy's risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Strategy's assets will fluctuate as the bond market fluctuates. The value of the Strategy's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategy invests more of its assets in a particular state's municipal securities, the Strategy is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Strategy's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy's assets can decline as can the value of the Strategy's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: To the extent the Strategy uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy's investments.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Strategy is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. MANAGEMENT RISK: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Strategy.

PERFORMANCE INFORMATION
No performance information is available for the Strategy because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Michael G. Brooks           Since 2010      Senior Vice President of the Adviser

R.B. (Guy) Davidson III     Since 2010      Senior Vice President of the Adviser

Wayne Godlin                Since 2010      Senior Vice President of the Adviser

Terrance T. Hults           Since 2010      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 14 in this Prospectus.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
The Strategy's investment objective is to maximize real return over inflation.

FEES AND EXPENSES OF THE STRATEGY
This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS 1
                                                                                SHARES
---------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None
---------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None
---------------------------------------------------------------------------------------
Exchange Fee                                                                     None

ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                        CLASS 1
-----------------------------------------------------------------------------------------------
Management Fees                                                                            .75%
Distribution and/or Service (12b-1) Fees                                                   .25%
Other Expenses:
  Transfer Agent                                                                           .21%
  Other Expenses                                                                          7.18%
                                                                                        -------
Total Other Expenses                                                                      7.39%
                                                                                        -------
Total Annual Strategy Operating Expenses                                                  8.39%
                                                                                        =======
Fee Waiver and/or Expense Reimbursement(a)                                              (7.39)%
                                                                                        -------
Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement    1.00%
                                                                                        =======
-----------------------------------------------------------------------------------------------

(a)The Adviser has agreed to waive its management fees and/or to bear expenses of the Strategy through March 1, 2012 to the extent necessary to prevent total Strategy operating expenses, on an annualized basis, from exceeding the net expenses reflected in this table. Fees waived and expenses borne by the Adviser are subject to reimbursement until March 8, 2013. No reimbursement payment will be made that would cause the Strategy's total annualized operating expenses to exceed the fee percentages reflected in the table. The fee waiver and/or expense reimbursement will remain in effect until March 1, 2012 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Strategy's fiscal year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS 1
-----------------------
After 1 Year    $  102
After 3 Years   $1,788
After 5 Years   $3,363
After 10 Years  $6,854
-----------------------

PORTFOLIO TURNOVER
The Strategy will pay transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate was 42% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Strategy seeks to maximize real return. Real return is the rate of return after adjusting for inflation.

The Strategy pursues an aggressive investment strategy involving a variety of asset classes. The Strategy invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Strategy expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-protected fixed-income securities, such as TIPS and similar bonds issued by governments outside of the United States, commodities, equity securities, such as commodity-related stocks, real estate securities, utility securities, infrastructure-related securities, securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate) and currencies. The Strategy expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

The Strategy will seek inflation protection from investments around the globe, both in developed and emerging market countries. In selecting securities for purchase and sale, the Adviser will utilize its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation, and security selection. The Adviser assesses the securities' risks and inflation sensitivity as well as the securities' impact on the overall risks and inflation sensitivity of the Strategy. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps.

The Strategy anticipates that its investments, other than its investments in inflation-protected securities, will focus roughly equally on commodity-related equity securities, commodities and commodity derivatives, and real estate equity securities to provide a balance between expected return and inflation protection. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, and industrial and precious metals, such as gold. The Strategy's investments in real estate equity securities will include Real Estate Investment Trusts ("REITs"), other real-estate-related securities, and infrastructure-related securities.

The Strategy will invest in both U.S. and non-U.S. Dollar-denominated equity or fixed-income securities. The Strategy may invest in currencies for hedging or for investment purposes, both in the spot market and through long- or short-positions in currency-related derivatives. The Strategy does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in U.S. Dollar-denominated securities, although it may hedge the exposure under certain circumstances.

The Strategy may invest significantly to the extent permitted by applicable law in derivatives, such as options, futures, forwards, swap agreements or structured notes. The Strategy intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Strategy's risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Strategy may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Strategy will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Strategy organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Strategy. The Subsidiary, unlike the Strategy, may invest, without limitation, in commodities and commodities-related instruments. The Strategy will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Strategy limits its investment in the Subsidiary to no more than 25% of its net assets.

The Strategy is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Strategy's assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Strategy's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. COMMODITY RISK: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Strategy to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

.. DERIVATIVES RISK: The Strategy's investments in derivatives, such as options, futures and forwards, may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: To the extent the Strategy uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy's investments.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. The Strategy invests in derivatives and securities involving substantial market and credit risk, which tend to involve greater liquidity risk.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.

.. SUBSIDIARY RISK: By investing in the Subsidiary, the Strategy is indirectly exposed to the risks associated with the Subsidiary's investments, including its investments in commodities. There is no guarantee that the investment objective of the Subsidiary will be achieved.

.. REAL ESTATE RISK: The Strategy's investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

.. DIVERSIFICATION RISK: The Strategy may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Strategy's NAV.

.. MANAGEMENT RISK: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Strategy.

PERFORMANCE INFORMATION
No performance information is available for the Strategy because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:

EMPLOYEE          LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------
Drew W. Demakis      Since 2010      Senior Vice President of the Adviser

Joshua B. Lisser     Since 2010      Senior Vice President of the Adviser

Teresa Marziano      Since 2010      Senior Vice President of the Adviser

Jonathan E. Ruff     Since 2010      Senior Vice President of the Adviser

Greg J. Wilensky     Since 2010      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 14 in this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF STRATEGY SHARES

PURCHASE MINIMUMS

                                                                     INITIAL  SUBSEQUENT
-----------------------------------------------------------------------------------------
Class 1 Shares (only available to private clients of Sanford C.      $5,000     None
Bernstein & Co. LLC ("Bernstein"))
-----------------------------------------------------------------------------------------
Class 2 Shares (as available to private clients of Bernstein)        None*      None
-----------------------------------------------------------------------------------------

*Only available to clients who have a Bernstein fixed-income account of at least $3,000,000.

You may sell (redeem) your shares each day the New York Stock Exchange is open by contacting your Bernstein Advisor.

     .   TAX INFORMATION

Each Strategy may make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes. Each Strategy may pay income dividends. For ALLIANCEBERNSTEIN BOND INFLATION STRATEGY and ALLIANCEBERNSTEIN REAL ASSET STRATEGY, these dividends may be subject to federal income taxes and state and local taxes. For ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY, these dividends may be exempt from federal income tax, except to the extent the Strategy invests in swaps transactions, but may be subject to AMT and state and local income taxes.

     .   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Shares of the Strategies are offered through the Adviser's private client channel and institutional channel and are generally not sold through intermediaries. If you purchase shares of a Strategy through a broker-dealer or other financial intermediary (such as a bank), the Strategy and its related companies may pay the intermediary for the sale of Strategy shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Strategy over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE STRATEGIES' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------


This section of the Prospectus provides additional information about the investment practices and related risks of ALLIANCEBERNSTEIN BOND INFLATION STRATEGY ("Bond Inflation Strategy"), ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY ("Municipal Bond Inflation Strategy") and ALLIANCEBERNSTEIN REAL ASSET STRATEGY ("Real Asset Strategy" and together with Bond Inflation Strategy and Municipal Bond Inflation Strategy, the "Strategies"). Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Strategy's investment practices and additional information about each Strategy's risks and investments can be found in the Strategies' Statement of Additional Information ("SAI").

DERIVATIVES
Each Strategy may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Strategy may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Strategy's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than a Strategy's investment (in some cases, the potential loss is unlimited).

The Strategies' investments in derivatives may include, but are not limited to, the following:

.. FORWARD CONTRACTS--A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Strategies' investments in forward contracts may include the following:

 - Forward Currency Exchange Contracts. BOND INFLATION STRATEGY and REAL ASSET STRATEGY may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". A Strategy, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Strategy owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Strategy owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Strategy may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Strategy may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

.. OPTIONS--An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. In purchasing an option on an underlying asset, a Strategy would be in a position to realize a gain if, during the option period, the price of the underlying asset increased
   (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid. A Strategy may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Strategy were permitted to expire without being sold or exercised, its premium would represent a loss to the Strategy. The Strategies' investments in options include the following:

 - Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in NAV, BOND INFLATION STRATEGY and MUNICIPAL BOND INFLATION STRATEGY may write covered and uncovered put and call options and purchase put and call options on municipal securities, U.S. Government securities and financial indices or reference rates. A Strategy may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments. In addition, a Strategy may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

   A Strategy that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has adopted procedures for monitoring the creditworthiness of such counterparties.

 - Options on Securities. Similar to options on municipal and U.S. Government securities, a Strategy may purchase or write a put or call option on other securities. A Strategy may write covered options, which means writing an option for securities the Strategy owns, and uncovered options.

 - Options on Securities Indices. An option on a securities index is similar to an option on municipal and U.S. Government securities except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

 - Options on Foreign Currencies. BOND INFLATION STRATEGY and REAL ASSET STRATEGY may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Strategies and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Strategy may forfeit the entire amount of the premium plus related transaction costs. A Strategy may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

.. SWAP TRANSACTIONS--A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Strategy receiving or paying, as the case may be, only the net amount of the two payments). The Strategies' investments in swap transactions include the following:

 - Interest Rate Swaps, Swaption, Caps and Floors. Interest rate swaps involve the exchange by a Strategy with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). Unless there is a counterparty default, the risk of loss to a Strategy from interest rate swap transactions is limited to the net amount of interest payments that the Strategy is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, a Strategy's risk of loss consists of the net amount of interest payments that the Strategy contractually is entitled to receive.

   An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   There is no limit on the amount of interest rate transactions that may be entered into by a Strategy. The value of these transactions will fluctuate based on changes in interest rates.

   Interest rate swap, swaption, cap and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Strategy's portfolio or to protect against an increase in the price of securities a Strategy anticipates purchasing at a later date.

 - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Strategy may be either the buyer or seller in the transaction. If a Strategy is a seller, the Strategy receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Strategy typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by a Strategy coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Strategy. If the reference obligation is a defaulting security, physical delivery of the security will cause the Strategy to hold a defaulted security. If a Strategy is a buyer and no credit event occurs, the Strategy will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if a Strategy had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

 - Currency Swaps. BOND INFLATION STRATEGY and REAL ASSET STRATEGY may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". Currency swaps involve the individually negotiated exchange by a Strategy with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, a Strategy will have contractual remedies under the transaction agreements.

 - Total Return Swaps. A Strategy may enter into total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset, such as a security or basket of securities, or non-asset reference, such as a securities index, during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from different underlying assets or references. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated.

..  OTHER DERIVATIVES AND STRATEGIES--

 - Structured Instruments. As part of its investment program and to maintain greater flexibility, a Strategy may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a structured instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Structured instruments can have volatile prices and limited liquidity, and their use by a Strategy may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. BOND INFLATION STRATEGY and MUNICIPAL BOND INFLATION STRATEGY will not invest more than 20% of its total assets in these investments.

   REAL ASSET STRATEGY may invest in a particular type of structured instrument sometimes referred to as "structured notes" because the term of these notes may be structured by the issuer and the purchaser of the note. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Strategy economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Strategy may receive more or less principal than it originally invested. The Strategy might receive interest payments on the note that are more or less than the stated coupon interest payments.

 - Commodity-Linked Derivative Instruments. REAL ASSET STRATEGY may invest in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract, a subset of commodities, a subset of commodities futures contracts or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets.

   As described below under "Investments in Wholly-Owned Subsidiary", the Strategy may gain exposure to commodity markets by investing in the Subsidiary. It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. The Subsidiary may also invest directly in commodities.

 - Currency Transactions. BOND INFLATION STRATEGY and REAL ASSET STRATEGY may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Strategy's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

BOND INFLATION STRATEGY and MUNICIPAL BOND INFLATION STRATEGY may invest in TBA-mortgage-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Strategy to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES
Under current Securities and Exchange Commission (the "Commission") guidelines, the Strategies limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of

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business at approximately the amount a Strategy has valued the securities. A
Strategy that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INFLATION-PROTECTED SECURITIES
Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

The value of inflation-protected securities tends to react to changes in real interest rates. In general, the price of an inflation-protected security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Treasury Inflation-Protected Securities, or TIPS, which are issued by the U.S. Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

INSURED BONDS
MUNICIPAL BOND INFLATION STRATEGY may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research.

INVESTMENT IN BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES
Investments in securities rated below investment grade (commonly known as "junk bonds") may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Strategy may experience difficulty in valuing such securities and, in turn, the Strategy's assets.

INVESTMENT IN OTHER INVESTMENT COMPANIES
The Strategies may invest in other investment companies as permitted by the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations thereunder. The Strategies intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Strategy acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Strategy's expenses. A Strategy may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory guidance.

INVESTMENTS IN WHOLLY-OWNED SUBSIDIARY
Investments in the Subsidiary are expected to provide REAL ASSET STRATEGY with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code (the "Code") and recent Internal Revenue Service ("IRS") revenue rulings. The IRS has issued a revenue ruling that limits the extent to which the Strategy may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The Subsidiary, on the other hand, may invest in these commodity-linked derivatives without limitations. See "Dividends, Distributions and Taxes" below for further information.

It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although REAL ASSET STRATEGY may enter into these commodity-linked derivative instruments directly, the Strategy will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. To the extent that the Adviser believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, the Strategy's investments in the Subsidiary will likely increase. The Subsidiary will also invest in inflation-indexed securities and other fixed-income instruments, which are intended to serve as margin or collateral for the Subsidiary's derivatives position. To the extent that the Strategy invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus. While the Subsidiary is expected

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to obtain its commodities exposure through derivatives transactions, it may in the future hold physical commodities.

While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectus, is not subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Strategy and/or the Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Strategy.

LOAN PARTICIPATIONS
A Strategy may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between a Strategy and a borrower may affect the ability of the Strategy to receive principal and interest payments.

The success of a Strategy may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES
A Strategy may invest in mortgage-related or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBS") and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations.

The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Strategy to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Strategy may not be able to realize the rate of return it expected.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Strategy's yield to maturity from these securities.

A Strategy may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Strategies may invest in other asset-backed securities that have been offered to investors.

A Strategy may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.

BOND INFLATION STRATEGY may pledge commercial mortgage-backed securities and asset-backed securities that are backed by certain type of assets and are rated in the highest investment grade rating category as collateral for non-recourse loans from the Federal Reserve Bank of New York ("FRNY") under the Term Asset-Backed Securities Loan Facility ("TALF"). The TALF loans are non-recourse to the Strategy because if the Strategy does not repay the principal and interest on TALF loans, the FRNY will enforce its right only against the collateral and not against other Strategy assets. The Strategy will use the loan proceeds to invest in other securities.

MUNICIPAL SECURITIES
MUNICIPAL BOND INFLATION STRATEGY invests in municipal securities. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. MUNICIPAL BOND INFLATION STRATEGY may invest more than 25% of its net

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assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. The Strategy may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Strategy may invest in municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

PREFERRED STOCK
A Strategy may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion may begin, a certain number of common shares per preferred shares, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer's common stock as well as the dividends payable on the preferred stock.

REAL ESTATE INVESTMENT TRUSTS
REAL ASSET STRATEGY may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Strategies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Strategy will indirectly bear its proportionate share of expenses incurred by REITs in which the Strategy invests in addition to the expenses incurred directly by the Strategy.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
A Strategy may enter into repurchase agreements in which the Strategy purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Strategy at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Strategy to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Strategy would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Strategy may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Strategy enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS
BOND INFLATION STRATEGY and REAL ASSET STRATEGY may enter into reverse repurchase agreements and dollar rolls, subject to the Strategies' limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Strategy and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Strategy. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Strategy is obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by a Strategy of securities for delivery in the current month and the Strategy's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Strategy forgoes principal and interest paid on the securities. A Strategy is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Strategy is obligated to

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repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Strategy's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Strategy's obligation to repurchase the securities.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
A Strategy may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Strategy does not own, or if the Strategy owns the security, is not to be delivered upon consummation of the sale. When a Strategy makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Strategy replaces the borrowed security, the Strategy will incur a loss; conversely, if the price declines, the Strategy will realize a short-term capital gain. Although a Strategy's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Strategy, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Strategy at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, a Strategy is paid a commitment fee, regardless of whether the security ultimately is issued. A Strategy will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Strategy and unavailable on a firm commitment basis. There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Strategy will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Strategy.

STRUCTURED SECURITIES AND BASKET SECURITIES
A Strategy may invest in various types of structured securities and basket securities. Structured securities are securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. A Strategy's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow from the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Basket securities in which a Strategy may invest may consist of entities organized and operated for the purpose of holding a basket of other securities. Baskets involving debt obligations may be designed to represent the characteristics of some portion of the debt securities market or the entire debt market.

TENDER OPTION BOND TRANSACTIONS
MUNICIPAL BOND INFLATION STRATEGY may enter into TOB transactions in which the Strategy may sell a highly rated municipal security to a broker, which, in turn deposits the bond into a special purpose vehicle (the "SPV"), which is generally organized as a trust, sponsored by the broker. The Strategy receives cash and a residual interest security (sometimes referred to as "inverse floaters") issued by the SPV in return. The SPV simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term demand notes. These securities, sometimes referred to as "floaters", are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. Under certain circumstances, the SPV may be terminated or collapsed, either by the Strategy or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond or in the event holders of the floaters tender their securities to the liquidity provider. The Strategy continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the SPV, which include payments to the trustee and the liquidity provider and organizational costs. The Strategy uses the cash received from the transaction for investment purposes,

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which involves leverage risk. See discussion of "Borrowing and Leverage" below.

UNRATED SECURITIES
A Strategy may invest in unrated securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Strategy to a degree comparable to that of rated securities that are consistent with the Strategy's objective and policies.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS
Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

BOND INFLATION STRATEGY and MUNICIPAL BOND INFLATION STRATEGY may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES
Zero coupon securities and principal-only ("PO") securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

ADDITIONAL RISK AND OTHER CONSIDERATIONS
Investments in the Strategies involve the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

BORROWING AND LEVERAGE
A Strategy may use leverage transactions for investment purposes, subject to the applicable statutory or regulatory requirements, by entering into transactions such as reverse repurchase agreements, derivative transactions or, for MUNICIPAL BOND INFLATION STRATEGY, TOB transactions. BOND INFLATION STRATEGY and MUNICIPAL BOND INFLATION STRATEGY may also use borrowings (through TALF loans or otherwise) for investment purposes. Borrowings by a Strategy result in leveraging of the Strategy's shares.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Strategy's shareholders. These include a higher volatility of the NAV of a Strategy's shares and the relatively greater effect on the NAV of the shares. So long as a Strategy is able to realize a net return on its investment portfolio that is higher than the carrying costs of leveraged transactions or the interest expense paid on borrowings, the effect of leverage will be to cause the Strategy's shareholders to realize a higher current net investment income than if the Strategy were not leveraged. If the carrying costs of leveraged transactions or the interest expense paid on borrowings approach the net return on a Strategy's investment portfolio, the benefit of leverage to the Strategy's shareholders will be reduced. If the carrying costs of leveraged transactions or the interest expense paid on borrowings were to exceed the net return to shareholders, a Strategy's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV. In an extreme case, if a Strategy's current investment income were not sufficient to meet the carrying costs of leveraged transactions or the interest expense paid on borrowings, it could be necessary for the Strategy to liquidate certain of its investments, thereby reducing its NAV.

Borrowing with the TALF loans are non-recourse to a Strategy, which should limit some of the risks of leverage. During periods of rising short-term interest rates, the interest paid on floaters in TOB transactions would increase, which may adversely affect MUNICIPAL BOND INFLATION STRATEGY's net return. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage provided by TOB transactions would decline, adversely affecting the Strategy's NAV.

In the case of REAL ASSET STRATEGY, the Subsidiary may also use leverage for investment transactions with similar risks. The Strategy will be exposed to these risks through its investments in the Subsidiary.

FOREIGN (NON-U.S.) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Investments in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of BOND INFLATION STRATEGY and REAL ASSET STRATEGY. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Strategy also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Strategy to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Strategy. These factors may affect the liquidity of a Strategy's investments in any country and the Adviser will monitor the effect of any such factor or factors on the Strategy's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Strategy could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Strategies than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank (International Bank for Reconstruction and Development) as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

 Algeria                   Hong Kong                 Poland
 Argentina                 Hungary                   Qatar
 Belize                    India                     Romania
 Brazil                    Indonesia                 Russia
 Bulgaria                  Israel                    Singapore
 Chile                     Jamaica                   Slovakia
 China                     Jordan                    Slovenia
 Colombia                  Kazakhstan                South Africa
 Costa Rica                Lebanon                   South Korea
 Cote D'Ivoire             Malaysia                  Taiwan
 Croatia                   Mexico                    Thailand
 Czech Republic            Morocco                   Trinidad & Tobago
 Dominican Republic        Nigeria                   Tunisia
 Ecuador                   Pakistan                  Turkey
 Egypt                     Panama                    Ukraine
 El Salvador               Peru                      Uruguay
 Guatemala                 Philippines               Venezuela

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in the securities of companies in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Strategy. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Strategy to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
BOND INFLATION STRATEGY and REAL ASSET STRATEGY may invest a substantial portion of its assets in securities denominated in, and receiving revenues in, foreign currencies and will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Strategy may engage in certain currency hedging transactions, as described above, which involve certain special risks.

A Strategy may also invest directly in foreign currencies for non-hedging purposes, directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Strategy's NAV to fluctuate.

FUTURE DEVELOPMENTS
A Strategy may take advantage of other investment practices that are not currently contemplated for use by the Strategy, or are not available but may yet be developed, to the extent such investment practices are consistent with the Strategy's investment objective and legally permissible for the Strategy. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVE AND POLICIES
The Strategies are each a series of ALLIANCEBERNSTEIN BOND FUND, INC. with one Board of Directors (the "Board"). The Board may change a Strategy's investment objective without shareholder approval. A Strategy will provide shareholders with 60 days' prior written notice of any change to the Strategy's investment objective. BOND INFLATION STRATEGY has a policy to invest at least 80% of its net assets in fixed-income securities and will not change this policy without 60 days' prior written notice to shareholders. MUNICIPAL BOND INFLATION STRATEGY has a fundamental policy to invest at least 80% of its net assets in municipal securities and will not change this policy without shareholder approval. Unless otherwise noted, all other investment policies of the Strategies may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, BOND INFLATION STRATEGY may reduce its position in fixed-income securities and invest in, without limit, certain types of short-term, liquid, high-grade or high-quality debt securities. MUNICIPAL BOND INFLATION STRATEGY may invest without limit in high-quality municipal notes, variable rate demand obligations, or in taxable cash equivalents. For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, REAL ASSET STRATEGY may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high-grade or high-quality debt securities. While a Strategy is investing for temporary defensive purposes, it may not meet its investment objective.

PORTFOLIO HOLDINGS
A description of each Strategy's policies and procedures with respect to the disclosure of the Strategy's portfolio securities is available in the Strategies' SAI.

INVESTING IN THE STRATEGIES
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange shares of the Strategies that are offered in this Prospectus. The Strategies offer two classes of shares through this Prospectus, except for REAL ASSET STRATEGY, which offers one class of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may bear different ongoing distribution expenses.

HOW TO BUY SHARES
The purchase of the Strategies' shares is priced at the next determined NAV after your order is received in proper form.

CLASS 1 SHARES
A Strategy's Class 1 shares are sold only to the private clients ("Clients") of Sanford C. Bernstein & Co. LLC ("Bernstein") by Bernstein registered representatives ("Bernstein Advisors"). The minimum initial investment for Class 1 Shares is $5,000. There is no minimum amount for subsequent investments in the same Strategy although the Strategy reserves the right to impose a minimum investment amount. There is no minimum amount for reinvestment of dividends and distributions declared by a Strategy in the shares of the Strategy.

CLASS 2 SHARES
Class 2 shares of BOND INFLATION STRATEGY and MUNICIPAL BOND INFLATION STRATEGY are offered only to Clients who have at least a $3,000,000 fixed income account with Bernstein. There is no minimum amount for initial or subsequent investments in the same Strategy although the Strategy reserves the right to impose a minimum investment amount. There is no minimum amount for reinvestment of dividends and distributions declared by a Strategy in the shares of the Strategy.

ASSET ALLOCATION
Bernstein may, at a Client's request, maintain a specified percentage of the Client's assets in one or more of the Strategies, or vary the percentage based on Bernstein's opinion of a client's asset allocation. In keeping with these Client mandates or for tax considerations, Bernstein may, without additional instructions from the Client, purchase or sell shares of any Strategy from time to time.

Unless you inform us otherwise, in January and June of each year, the cash balances in any account carried by Bernstein that is invested solely in a single Strategy will be invested in the same Strategy without regard to the minimum investment requirement.

PROCEDURES
To purchase shares, you must open a discretionary account with a Bernstein Advisor (unless you currently have an account with us) and pay for the requested shares. With respect to discretionary accounts, Bernstein has the authority and responsibility to formulate an investment strategy on your behalf, including which securities to buy and sell, when to buy and sell, and in what amounts, in accordance with agreed-upon objectives. Procedures relating to discretionary accounts are outlined in the Bernstein Investment-Management Services and Policies brochure available on the Bernstein website at www.Bernstein.com. Payment may be made by wire transfer or check. All checks should be made payable to the particular Strategy in which you are purchasing shares. Payment must be made in U.S. Dollars. All purchase orders will be confirmed in writing.

REQUIRED INFORMATION
A Strategy is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Strategy may also ask to see other identifying documents. If you do not provide the information, the Strategy will not be able to open your account. If a Strategy is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or, if the Strategy believes it has identified potentially criminal activity, the Strategy reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

A Strategy is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Strategy with his or her correct taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund Application.

GENERAL
AllianceBernstein Investments, Inc. ("ABI") or Bernstein may refuse any order to purchase shares. Each Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES Each Strategy has adopted a plan under Commission Rule 12b-1 that allows the Strategy to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of these fees for each Strategy's Class 1 shares is up to:

                                            DISTRIBUTION AND/OR SERVICE
                                              (RULE 12B-1) FEE (AS A
                                              PERCENTAGE OF AGGREGATE
                                             AVERAGE DAILY NET ASSETS)
         --------------------------------------------------------------
         Bond Inflation Strategy                       0.10%
         Municipal Bond Inflation Strategy             0.10%
         Real Asset Strategy                           0.25%

Because these fees are paid out of a Strategy's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Because higher fees mean a higher expense ratio,

Class 1 shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class 2 shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

OTHER
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class 1 or Class 2 shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Strategies, including requirements as to the minimum initial and subsequent investment amounts.

HOW TO EXCHANGE SHARES
You may exchange your Strategy shares for shares of the same class of other AllianceBernstein Inflation Strategies that offer the same classes of shares but not other AllianceBernstein Mutual Funds because they do not currently offer the same classes of shares. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. Your exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Strategy. You may request an exchange by contacting your Bernstein Advisor. The Strategies may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Strategy) on any day the New York Stock Exchange (the "Exchange") is open by sending a written request to Bernstein or your Bernstein Advisor. Your signature must appear on your written redemption order and must be guaranteed by a financial institution that meets Bernstein's requirements (such as a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic securities exchange or other institution). An authorized person at the guarantor institution must sign the guarantee and "Signature Guaranteed" must appear with the signature. Signature guarantees by notaries or institutions that do not provide reimbursement in the case of fraud are not acceptable. Signature guarantees may be waived by Bernstein in certain instances. Bernstein may waive the requirement that a redemption request must be in writing. Bernstein may request further documentation from corporations, executors, administrators, trustees or guardians. Your sale price will be the next-determined NAV, after the Strategy receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. The sales proceeds will be held in your account with Bernstein unless you have previously provided alternative written instructions. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until Bernstein is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

SALE IN-KIND
The Strategies normally pay proceeds of a sale of Strategy shares in cash. However, each of the Strategies has reserved the right to pay the sale price in part by a distribution in-kind of securities in lieu of cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash. For more information, see the SAI.

AUTOMATIC SALE OF YOUR SHARES - FOR CLASS 1
Under certain circumstances, Bernstein may redeem your Class 1 shares of a Strategy without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $1,000, we may, on at least 60 days' prior written notice, sell your remaining Class 1 shares in the Strategy and close your account. We will not close your account if you increase your account balance to $1,000 during the 60 day notice period.

AUTOMATIC SALE OF YOUR SHARES - FOR CLASS 2
Under certain circumstances, Bernstein may redeem your Class 2 shares of a Strategy without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $250,000, we may, on at least 60 days' prior written notice, sell your remaining Class 2 shares in the Strategy and close your account. We will not close your account if you increase your account balance to $250,000 during the 60 day notice period.

SYSTEMATIC WITHDRAWAL PLAN
A systematic withdrawal plan enables shareholders to sell shares automatically at regular monthly intervals. In general, a systematic withdrawal plan is available only to shareholders who own book-entry shares worth $25,000 or more. The proceeds of these sales will be sent directly to you or your designee. The use of this service is at the Strategies' discretion. For further information, call your Bernstein Advisor at (212) 486-5800.

FREQUENT PURCHASES AND REDEMPTIONS OF STRATEGY SHARES
The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. There is no guarantee that the Strategies will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Strategy shares through purchases, sales and exchanges of shares. The Strategies reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Strategies will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Strategy to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, a Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Strategy may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

The Strategies that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Strategy calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of foreign securities established some time before a Strategy calculates its own share price (referred to as "time zone arbitrage"). The Strategies have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Strategy calculates its NAV. While there is no assurance, the Strategies expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

A shareholder engaging in a short-term trading strategy may also target a Strategy that does not invest primarily in foreign securities. Any Strategy that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Strategies may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Strategies should be made for investment purposes only. The Strategies will seek to prevent patterns of excessive purchases and sales of Strategy shares to the extent they are detected by the procedures described below. The Strategies reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Strategies, through their agents,
   ABI and AllianceBernstein Investor Services, Inc. ("ABIS"), maintain surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Strategies may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Strategies determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Strategy account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Strategy shares back to a Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Strategies, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Strategies apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Strategies have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Strategies, upon the request of the Strategies or their agents, with individual account level information about their transactions. If the Strategies detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Strategies to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, the Strategies may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE STRATEGIES VALUE THEIR SHARES
Each Strategy's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Strategy's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Strategy invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Strategy does not price its shares, the NAV of the Strategy's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Strategy.

The Strategies value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Strategy uses fair value pricing, it may take into account any factors it deems appropriate. A Strategy may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Strategy to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Strategies expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Strategies may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Strategies believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Strategies may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to its oversight, the Board has delegated responsibility for valuing each Strategy's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value a Strategy's assets on behalf of the Strategy. The Valuation Committee values Strategy assets as described above.

MANAGEMENT OF THE STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT ADVISER
The Strategies' Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of December 31, 2010 totaling approximately $478 billion (of which more than $84 billion represented assets of registered investment companies sponsored by the Adviser). As of December 31, 2010, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 31 of the nation's FORTUNE 100 companies), for public employee retirement funds in 35 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 35 registered investment companies managed by the Adviser, comprising approximately 115 separate investment portfolios, have approximately 3.3 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for each of the Strategies. For these advisory services, each Strategy paid the Adviser (before waivers and reimbursements) during the most recent fiscal year a management fee as a percentage of average daily net assets as follows:

                                    FEE AS A PERCENTAGE OF
                                      AVERAGE DAILY NET    FISCAL YEAR
          STRATEGY                         ASSETS*            ENDED
          ------------------------------------------------------------
          Bond Inflation                     .00%           10/31/10
          Municipal Bond Inflation           .00%           10/31/10
          Real Asset                         .00%           10/31/10

*Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Strategy" in the Summary Information at the beginning of the Prospectus for more information about fee waivers.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Strategies. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Strategy. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Strategy. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Strategies. When two or more of the clients of the Adviser (including the Strategies) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of, and investment decisions for, the Strategies' portfolios are made by certain Investment Policy Teams. Each Investment Policy Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for coordinating each Strategy's investments.

The day-to-day management of, and investment decisions for, BOND INFLATION STRATEGY are made by the Adviser's U.S. Core Fixed-Income Team. The U.S. Core Fixed-Income Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for coordinating the Strategy's investments.

The following table lists the senior members of the U.S. Core Fixed-Income Team with the responsibility for day-to-day management of the Strategy's portfolio, the year that each person assumed joint and primary responsibility for the Strategy, and each person's principal occupation during the past five years:

                                                   PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                  THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------------
Paul J. DeNoon; since 2010; Senior Vice      Senior Vice President of the Adviser,
President of the Adviser and Director of     with which he has been associated in a
Emerging Market Debt                         substantially similar capacity to his
                                             current position as a portfolio manager
                                             since prior to 2006.

Rajen B. Jadav; since 2010; Vice President   Vice President of the Adviser, with
of the Adviser                               which he has been associated in a
                                             substantially similar capacity to his
                                             current position as a portfolio manager
                                             since prior to 2006.

Shawn E. Keegan; since 2010; Vice            Vice President of the Adviser, with
President of the Adviser                     which he has been associated in a
                                             substantially similar capacity to his
                                             current position as a portfolio manager
                                             since prior to 2006.

Douglas J. Peebles; since 2010; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser, and Chief          with which he has been associated in a
Investment Officer and Head of Fixed-        substantially similar capacity to his
Income                                       current position as a portfolio manager
                                             since prior to 2006.

Greg J. Wilensky; since 2010; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser and Director of     with which he has been associated in a
Stable Value Investments                     substantially similar capacity to his
                                             current position as a portfolio manager
                                             since prior to 2006.

The day-to-day management of, and investment decisions for, MUNICIPAL BOND INFLATION STRATEGY are made by the Adviser's Municipal Bond Investment Team. The following table lists the senior members of the Municipal Bond Investment Team with the responsibility for day-to-day management of the Strategy's portfolio, the year that each person assumed joint and primary responsibility for the Strategy, and each person's principal occupation during the past five years:

                                                    PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                   THE PAST FIVE (5) YEARS
--------------------------------------------------------------------------------------
Michael G. Brooks; since 2010; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser                      with which he has been associated in a
                                              substantially similar capacity to his
                                              current position as a portfolio manager
                                              since prior to 2006.

R. B. (Guy) Davidson III; since 2010; Senior  Senior Vice President of the Adviser,
Vice President of the Adviser                 with which he has been associated in a
                                              substantially similar capacity to his
                                              current position as a portfolio manager
                                              since prior to 2006.

Wayne Godlin; since 2010; Senior Vice         Senior Vice President of the Adviser,
President of the Adviser                      with which he has been associated in a
                                              substantially similar capacity since
                                              December 2009. Prior thereto, an
                                              investment manager and a Managing
                                              Director of Van Kampen Asset
                                              Management with which he had been
                                              associated since prior to 2006.

Terrance T. Hults; since 2010; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser                      with which he has been associated in a
                                              substantially similar capacity to his
                                              current position as a portfolio manager
                                              since prior to 2006.

The day-to-day management of, and investment decisions for, REAL ASSET STRATEGY are made by the Adviser's Real Asset Strategy Team. The Real Asset Strategy Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for coordinating the Strategy's investments.

The following table lists the senior members of the Real Asset Strategy Team with the responsibility for day-to-day management of the Strategy's portfolio, the year that each person assumed joint and primary responsibility for the Strategy, and each person's principal occupation during the past five years:

                                                 PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                THE PAST FIVE (5) YEARS
-----------------------------------------------------------------------------------
Drew W. Demakis; since 2010; Senior Vice   Senior Vice President of the Adviser,
President of the Adviser and Co-Head of    with which he has been associated in a
Global Diversified Strategies              substantially similar capacity to his
                                           current position as a portfolio manager
                                           since prior to 2006.

Joshua B. Lisser; since 2010; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser and Chief         with which he has been associated in a
Investment Officer of Index Strategies     substantially similar capacity to his
                                           current position as a portfolio manager
                                           since prior to 2006.

Teresa Marziano; since 2010; Senior Vice   Senior Vice President of the Adviser,
President of the Adviser and Chief         with which she has been associated in
Investment Officer of Global Real Estate   a substantially similar capacity to her
Investments                                current position as a portfolio manager
                                           since prior to 2006.

Jonathan E. Ruff; since 2010; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser and Director of   with which he has been associated in a
Dynamic Asset Allocation Strategies        substantially similar capacity to his
                                           current position as a portfolio manager
                                           since prior to 2006.

Greg J. Wilensky; since 2010; Senior Vice  (see above)
President of the Adviser and Director of Inflation Protected Securities

Additional information about the portfolio managers may be found in the Strategies' SAI.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Strategies. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Strategy shares and disburses dividends and other distributions to Strategy shareholders.

Many Strategy shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Strategy shares in the name of the plan, rather than the participant. In those cases, the Strategies often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Strategies, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Strategies, they are included in the amount appearing opposite the caption "Other Expenses" found in the Strategy expense tables under "Fees and Expenses of the Strategy" in the Summary Information at the beginning of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DIVIDENDS AND DISTRIBUTIONS

Each Strategy's income dividends and capital gains distributions, if any, declared by the Strategy on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Strategy. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Strategy without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Strategy.

There is no fixed dividend rate and there can be no assurance that a Strategy will pay any dividends or realize any capital gains. The amount of any dividend distribution paid in shares of a Strategy must necessarily depend upon the realization of income and capital gains from the Strategy's investments.

TAXES
GENERAL
If you buy shares just before a Strategy deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a distribution, which may be taxable.

For tax purposes, an exchange is treated as a sale of Strategy shares. The sale or exchange of Strategy shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Strategy will send its shareholders tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

BOND INFLATION STRATEGY AND REAL ASSET STRATEGY
You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Strategy, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Strategy owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2012, distributions of dividends to the Strategy's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by the Strategy as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Strategy. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations". Other distributions by a Strategy are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. Each Strategy will notify you as to how much of the Strategy's distributions, if any, qualify for these reduced tax rates.

Investment income received by a Strategy from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Strategy is liable for foreign income taxes withheld at the source, the Strategy intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Strategy's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Strategy will be able to do so, and Strategies that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by the Strategy may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Strategy realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Strategy. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Strategy derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked derivatives is not qualifying income under Subchapter M of the Code. As such, REAL ASSET STRATEGY's ability to utilize commodity-linked derivatives as part of its investment strategy is limited to a maximum of 10% of its gross income.

However, certain subsequent IRS private letter rulings indicate that income derived from REAL ASSET STRATEGY's investment in its Subsidiary should constitute qualifying income to the Strategy, even if the Subsidiary itself owns commodity-linked derivatives. The Strategy will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and will receive an opinion of counsel that such investments should constitute qualifying income. In addition, the Strategy will seek a private letter ruling from the IRS confirming that income derived from the Strategy's investment in the Subsidiary will constitute qualifying income to the Strategy.

MUNICIPAL BOND INFLATION STRATEGY
Distributions to shareholders out of tax-exempt interest income earned by the Strategy are not subject to federal income tax. Under current tax law, some individuals and corporations may be subject to the AMT on distributions to shareholders out of income from the AMT-Subject bonds in which the Strategy invests. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings". Distributions from the Strategy that are excluded from gross income will be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains, including any income derived from the Strategy's swap transactions, are taxable to shareholders as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains regardless of how long you have held your shares. Since the Strategy's investment income is derived from interest rather than dividends, no portion of its distributions will be eligible for the dividends-received deduction available to corporations, and for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at a maximum rate of 15% (5% for non-corporate shareholders in lower tax brackets).

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Strategy is not deductible for federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject bonds should consult their tax advisers before purchasing shares of the Strategy.

Shareholders may be subject to state and local taxes on distributions from the Strategy, including distributions that are exempt from federal income taxes. The Strategy will report annually to shareholders the percentage and source of interest earned by the Strategy that is exempt from federal income tax.

NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Strategies' SAI for information on how you will be taxed as a result of holding shares in the Strategies.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Strategy may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Strategies reserve the right to close an account that has remained below $1,000 for 90 days.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, please contact Bernstein or your Bernstein Advisor.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Strategy's financial performance for the past five years (or, if shorter, the period of the Strategy's operations). Certain information reflects financial results for a single share of a class of each Strategy. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Strategy (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young, LLP, the independent registered public accounting firm for each Strategy, whose reports, along with each Strategy's financial statements, are included in each Strategy's Annual Report, which is available upon request.

                                         INCOME FROM INVESTMENT OPERATIONS      LESS: DIVIDENDS AND DISTRIBUTIONS
                                    ----------------------------------------    -------------------------------
                                                    NET REALIZED
                                                   AND UNREALIZED  NET INCREASE
                          NET ASSET                GAIN (LOSS) ON   (DECREASE)  DIVIDENDS     TAX
                           VALUE,        NET       INVESTMENT AND  IN NET ASSET  FROM NET   RETURN   TOTAL DIVI-
                          BEGINNING  INVESTMENT   FOREIGN CURRENCY  VALUE FROM  INVESTMENT    OF      DENDS AND
FISCAL YEAR OR PERIOD     OF PERIOD INCOME (a)(b)   TRANSACTIONS    OPERATIONS    INCOME    CAPITAL DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------
BOND INFLATION
CLASS 1
1/26/10(g) to 10/31/10     $10.00       $.15           $ .48          $ .63       $(.11)     $(.01)     $(.12)

CLASS 2
1/26/10(g) to 10/31/10     $10.00       $.16           $ .48          $ .64       $(.12)     $(.01)     $(.13)

MUNICIPAL BOND INFLATION
CLASS 1
1/26/10(g) to 10/31/10     $10.00       $.11           $ .07          $ .18       $(.10)     $0.00      $(.10)

CLASS 2
1/26/10(g) to 10/31/10     $10.00       $.11           $ .07          $ .18       $(.10)     $0.00      $(.10)

REAL ASSET
CLASS 1
3/8/10(g) to 10/31/10      $10.00       $.12           $1.13          $1.25(i)    $0.00      $0.00      $0.00
-----------------------------------------------------------------------------------------------------------------

                                        RATIOS/SUPPLEMENTAL DATA
                        --------------------------------------------------------

              TOTAL                                              Ratio of Net
            INVESTMENT                        Ratio of            Investment
NET ASSET  RETURN BASED   NET ASSETS,         Expenses              Income        PORTFOLIO
VALUE, END ON NET ASSET  END OF PERIOD       to Average           to Average      TURNOVER
OF PERIOD   VALUE (c)   (000'S OMITTED) Net Assets (d)(e)(f) Net Assets (b)(e)(f)   RATE
-------------------------------------------------------------------------------------------
  $10.51       6.39%        $    11              .58%(h)             1.93%           34%

  $10.51       6.44%        $10,439              .49%(h)             2.05%           34%

  $10.08       1.78%        $    10              .60%                1.38%            1%

  $10.08       1.85%        $10,044              .50%                1.49%            1%

  $11.25      12.50%        $    11             1.00%                1.78%           42%
-------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Net of fees waived and expenses reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the NAV at the beginning of the period, reinvestment of all dividends and distributions at the NAV during the period, and a redemption on the last day of the period. Initial sales charge or CDSC, if applicable, is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.

(d)Net of fees waived by the Adviser. If the following Strategies had borne all expenses for the respective year ends, the expense ratios would have been as follows:

ALLIANCEBERNSTEIN BOND INFLATION             2010
---------------------------------------------------
Class 1                                     5.29%*+
Class 2                                     5.18%*+

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION
---------------------------------------------------
Class 1                                     2.70%*+
Class 2                                     2.61%*+

ALLIANCEBERNSTEIN REAL ASSET
---------------------------------------------------
Class 1                                     8.39%*+

  ----
   *The ratio includes expenses attributable to costs of proxy solicitation.

   +Annualized.

(e)Annualized.

(f)The ratio includes expenses attributable to costs of proxy solicitation.

(g)Commencement of operations.

(h)Includes interest expense. For the following Strategy, the ratio of net expenses to average net assets, excluding interest expense (and any related expenses), would have been as follows:

ALLIANCEBERNSTEIN BOND INFLATION   2010
----------------------------------------
Class 1                           .55%*+
Class 2                           .45%*+

  ----
   *The ratio includes expenses attributable to costs of proxy solicitation.

   +Annualized.

(i)Amount includes contribution from Adviser of less than $ .005.

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS
MOODY'S INVESTORS SERVICE, INC.
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--Where no rating has been assigned or where a rating has been suspended, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category or in categories below B.

NR--Indicates that Fitch does not rate the specific issue.

APPENDIX B
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between the Adviser and the New York State Attorney General requires the Strategies to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Strategy" in the Summary Information at the beginning of this Prospectus, about the effect of a Strategy's expenses, including investment advisory fees and other Strategy costs, on the Strategy's returns over a 10-year period. The chart shows the estimated expenses (net of any fee or expense waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class 1 shares of each Strategy assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Strategy is the same as stated under "Fees and Expenses of the Strategy". If you wish to obtain hypothetical investment information for other classes of shares of each Strategy, please refer to the "Mutual Fund Fees & Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   60.90    $10,439.10
   2             10,439.10      521.96    10,961.06     579.84     10,381.22
   3             10,381.22      519.06    10,900.28     576.62     10,323.66
   4             10,323.66      516.18    10,839.84     573.43     10,266.41
   5             10,266.41      513.32    10,779.73     570.25     10,209.48
   6             10,209.48      510.47    10,719.95     567.09     10,152.86
   7             10,152.86      507.64    10,660.50     563.94     10,096.56
   8             10,096.56      504.83    10,601.39     560.81     10,040.58
   9             10,040.58      502.03    10,542.61     557.70      9,984.91
   10             9,984.91      499.25    10,484.16     554.61      9,929.55
   --------------------------------------------------------------------------
   Cumulative                $5,094.74               $5,165.19

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   63.00    $10,437.00
   2             10,437.00      521.85    10,958.85     230.14     10,728.71
   3             11,728.71      536.44    11,265.15     236.57     11,028.58
   4             11,028.58      551.43    11,580.01     243.18     11,336.83
   5             11,336.83      566.84    11,903.67     249.98     11,653.69
   6             11,653.69      582.68    12,236.37     256.96     11,979.41
   7             12,979.41      598.97    12,578.38     264.15     12,314.23
   8             12,314.23      615.71    12,929.94     271.53     12,658.41
   9             13,658.41      632.92    13,291.33     279.12     13,012.21
   10            11,012.21      650.61    11,662.82     286.92     13,375.90
   --------------------------------------------------------------------------
   Cumulative                $5,757.45               $2,381.55

ALLIANCEBERNSTEIN REAL ASSET STRATEGY
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,000.00  $  105.00    $10,395.00
   2             10,395.00      519.75    10,914.75     915.75      9,999.00
   3              9,999.00      499.95    10,498.95     880.86      9,618.09
   4              9,618.09      480.90    10,098.99     847.31      9,251.68
   5              9,251.68      462.58     9,714.26     815.03      8,899.23
   6              8,899.23      444.96     9,344.19     783.98      8,560.21
   7              8,560.21      428.01     8,988.22     754.11      8,234.11
   8              8,234.11      411.71     8,645.82     725.38      7,920.44
   9              7,920.44      396.02     8,316.46     697.75      7,618.71
   10             7,618.71      380.94     7,999.65     671.17      7,328.48
   --------------------------------------------------------------------------
   Cumulative                $4,524.82               $7,196.34

*Expenses are net of any fee waiver or expense waiver for the first year.
 Thereafter, the expense ratio reflects the Strategy's operating expenses as reflected under "Fees and Expenses of the Strategy" before fee waiver in the Summary Information at the beginning of this Prospectus.

For more information about the Strategies, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Strategies' annual and semi-annual reports to shareholders contain additional information on the Strategies' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Strategy's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Strategies have an SAI, which contains more detailed information about the Strategies, including their operations and investment policies. The Strategies' SAI and the independent registered public accounting firm's report and financial statements in each Strategy's most recent annual report to shareholders are incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Strategies, by contacting your Bernstein advisor, or by contacting the Adviser:

BY MAIL:          AllianceBernstein L.P.
                  1345 Avenue of the Americas
                  New York, NY 10105

BY PHONE:         (212) 486-5800

ON THE INTERNET:  www.bernstein.com

Or you may view or obtain these documents from the Securities and Exchange Commission (the "Commission"):

.. Call the SEC at 1-202-551-8090 for information on the operation of the Public Reference Room.

.. Reports and other information about the Strategies are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-1520.

SEC File No. 811-2383
                                                               PRO-PC-0125-0311

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